                      TERM SHEET DATED DECEMBER 16, 1996

                       GREEN TREE FINANCIAL CORPORATION
         GREEN TREE RECREATIONAL, EQUIPMENT AND CONSUMER TRUST 1996-D
                          $380,000,000 (APPROXIMATE)

                              Subject to Revision


SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree").
INDENTURE TRUSTEE:  First Trust National Association, St. Paul, Minnesota.
OWNER TRUSTEE:      Wilmington Trust Company
UNDERWRITERS:       Merrill Lynch & Co. (Lead), Lehman Brothers, Morgan Stanley
                    & Co. Incorporated

                             A-1/HE                       A-1                      A-2
                        Fixed Rate Notes          Floating Rate Notes      Floating Rate Notes
                    -------------------------  -------------------------  ---------------------
Amount                     $30,820,569               $280,779,431              $15,200,000
Rating (S&P/Fitch)           AAA/AAA                    AAA/AAA                   AA/AA
WAL (to call)                 4.12                       2.26                     2.26
Windows (to call)            1 - 81                     1 - 81                   1 - 81
Credit Enhancement  18% (Cl. A-2,A-3,A-4,B) +  18% (Cl. A-2,A-3,A-4,B) +  14% (Cl. A-3,A-4,B) +
                      Reserve Fund, if any       Reserve Fund, if any     Reserve Fund, if any

                               A-3                        A-4                  Fixed Rate
                       Floating Rate Notes        Floating Rate Notes         Certificates
                    -------------------------  -------------------------  ---------------------
Amount                     $15,200,000                $12,350,000              $25,650,000
Rating (S&P/Fitch)             A/A                      BBB/BBB                   A-/A
WAL (to call)                 2.26                       2.26                     6.72
Windows (to call)            1 - 81                     1 - 81                   81 - 81
Credit Enhancement      10% (Cl. A-4,B) +           6.75% (Cl. B) +            Green Tree
                      Reserve Fund, if any       Reserve Fund, if any       Limited Guaranty

CUTOFF DATE:        December 1, 1996 (or the date of origination, if later)
EXP. PRICING:       December 18, 1996
EXP. SETTLEMENT:    December 27, 1996
INTEREST/PRINCIPAL: The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on January 15, 1997.
ERISA:              The Notes are expected to be ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The
                    Certificates will not be ERISA eligible.
TAX STATUS:         For federal income tax purposes, the Notes will be
                    characterized as debt, and the Trust will not be
                    characterized as an association (or a publicly traded
                    partnership) taxable as a corporation The Certificateholders will agree to treat the Trust as partnership in which they are partners for federal income tax purposes.
OPTIONAL REDEMPTION/
PREPAYMENT:         Less than or equal to 10% of the Cutoff Date Pool Principal
                    Balance.
TRUST PROPERTY:     The Trust's assets will generally include a pool of retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment
                    ("Consumer Loan Contracts"), retail installment sales contracts and promissory notes financing home improvements
                    ("Home Improvement Contracts"), and closed-end home equity loans ("Home Equity Contracts") and all payments due thereon on or after December 1, 1996. The Consumer Loan Contracts,
                    Home Improvement Contracts and Home Equity Contracts are referred to as the "Contracts".


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


                                   CONTRACTS

   The Contracts were originated or purchased by Green Tree in the ordinary course of business. The information presented below pertains only to Contracts originated through November 30, 1996 (the "Initial Contracts") as of the Cutoff Date for each such Initial Contract. Additional Contracts (other than Home Equity and Home Improvement Contracts), will be purchased by the Trust on the Closing Date ("Subsequent Contracts"). Although the Subsequent Contracts sold to the Trust will have characteristics that differ somewhat from the characteristics of the Initial Contracts described herein, Green Tree does not expect that the characteristics of the Subsequent Contracts will vary materially from those of the Initial Contracts. Additionally, the Subsequent Contracts will conform to certain criteria specified in the Sale and Servicing Agreement between Green Tree and the Trust.

   Green Tree expects that, on the Closing Date, the Contract Pool, which will consist of Initial Contracts and Subsequent Contracts, will have an aggregate principal balance as of the Cutoff Date of approximately $380,000,000. All of the Contracts will be retail installment sales contracts, promissory notes and closed-end home equity loans purchased by Green Tree from dealers, home improvement contractors and correspondent lenders who regularly originate and sell such contracts to Green Tree, or originated by Green Tree directly. The Contracts are generally prepayable at any time without penalty.


                             INITIAL CONTRACT POOL

                                      % of       Scheduled      % of Cutoff Date     Average
                           # of     Contract     Principal       Pool Principal     Principal
Asset Type               Contracts    Pool        Balance           Balance          Balance
----------               ---------    ----        -------           -------          -------
Horse Trailers              1,256     6.27%   $ 13,036,260.45         3.89%        $ 10,379.19
Marine                      2,869    14.33%     42,838,842.94        12.80%          14,931.63
Motorcycle                  5,004    25.00%     46,031,139.06        13.75%           9,198.87
Trucks                      1,058     5.28%     80,007,465.28        23.91%          75,621.42
Aircraft                      456     2.28%     46,698,589.67        13.95%         102,409.19
Sport Vehicles              3,502    17.50%     16,534,311.87         4.94%           4,721.39
Keyboard Instruments          805     4.02%      7,711,572.83         2.30%           9,579.59
Recreational Vehicles       2,177    10.87%     41,013,060.63        12.25%          18,839.26
Home Improvement            1,957     9.77%     10,045,522.17         3.00%           5,133.12
Home Equity                   938     4.68%     30,820,569.47         9.21%          32,857.75
                           ------   ------    ---------------       ------         -----------
  Total                    20,022   100.00%   $334,737,334.37       100.00%        $ 16,718.48
                           ======   ======    ===============       ======         ===========

                           Wtd. Avg.     Wtd. Avg. Original      Wtd. Avg.       Wtd. Avg.
Asset Type               Contract Rate     Scheduled Term    Remaining Term(1)   LTV Ratio
----------               -------------     --------------    -----------------   ---------
Horse Trailers              11.33%             123                  122             83%
Marine                      10.86%             143                  141             83%
Motorcycle                  13.81%              66                   64             84%
Trucks                      10.81%              49                   49             92%
Aircraft                     9.99%             157                  157             88%
Sport Vehicles              15.90%              53                   52             85%
Keyboard Instruments        11.84%              73                   72             86%
Recreational Vehicles       10.41%             146                  145             80%
Home Improvement            14.58%              87                   86             NA
Home Equity                 14.69%             200                  197             NA/(2)/
                            ------             ---                  ---             --
  Total                     11.83%             109                  108             86%
                            ======             ===                  ===             ==

-----------
(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Initial Contracts.
(2) Information not available with respect to Home Equity Contracts, which represented 9.21% by aggregate principal balance of the Initial Contracts as of the Cutoff Date.

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

               GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACTS/(1)/

                               Number     % of Number                           Percent of
          State             of Contracts  of Contracts   Principal Balance  Principal Balance
--------------------------  ------------  -------------  -----------------  ------------------
  California                     3,832         19.15%    $ 58,875,391.17         17.58%
  Texas                          2,201         11.00%      34,188,396.40         10.21%
  Florida                        1,978          9.89%      31,764,581.06          9.49%
  Arizona                        1,398          6.99%      22,318,682.16          6.67%
  Other States/(2)/             10,613         52.97%     187,590,283.58         56.05%
                                ------        ------     ---------------         ------
               Total            20,022        100.00%    $334,737,334.37         100.00%
                                ======        ======     ===============         ======

-------------------
(1)  Based on the address of the Obligor set forth in Green Tree's records.
(2) Other States category consists of States each of which represented less than 5.00% by aggregate principal balance of the Initial Contracts as of the Cutoff Date.



                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                          % of Contract Pool
                                       Number of       Aggregate Principal   by Outstanding
      Year of Origination              Contracts       Balance Outstanding  Principal Balance
--------------------------------  -------------------  -------------------  ------------------
  1992                                          1          $      2,886.95          0.00%
  1993                                          3                14,699.56          0.00%
  1994                                         13               103,380.77          0.03%
  1995                                         48               809,736.18          0.24%
  1996                                     19,957           333,806,630.91         99.73%
                                           ------          ---------------        ------
                     Total                 20,022          $334,737,334.37        100.00%
                                           ======          ===============        ======


    DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS/(3)/

                                                                          % of Contract Pool
                                       Number of       Aggregate Principal    by Outstanding
      Loan-to-Value Ratio              Contracts       Balance Outstanding  Principal Balance
--------------------------------  -------------------  -------------------  ------------------
  Less than 61%                             1,381          $ 11,654,080.14          3.97%
  61 - 65%                                    512             5,567,731.04          1.89%
  66 - 70%                                    736             8,556,269.06          2.91%
  71 - 75%                                  1,218            13,598,975.62          4.63%
  76 - 80%                                  1,860            27,179,962.68          9.25%
  81 - 85%                                  2,587            43,679,623.68         14.86%
  86 - 90%                                  5,939            92,354,293.77         31.43%
  91 - 95%                                  1,525            36,331,193.12         12.36%
  Over 95%                                  1,369            54,949,113.62         18.70%
                                           ------          ---------------        ------
                   Total                   17,127          $293,871,242.73        100.00%
                                           ======          ===============        ======

(3) Does not include information with respect to Home Equity Contracts, which represent 9.21% by aggregate principal balance of the Initial Contracts as of Cutoff Date, or Home Improvement Contracts, which represent 3.00% by aggregate principal balance of the Initial Contracts as of Cutoff Date.

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

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                  % of Contract Pool
Original Contract                 Number of  Aggregate Principal    by Outstanding
Amount (in Dollars)               Contracts  Balance Outstanding  Principal Balance
--------------------              ---------  -------------------  ------------------
  Less than $10,000                11,720      $ 60,792,516.09           18.17%
  $10,000 - $19,999                 4,531        64,217,813.42           19.19%
  $20,000 - $29,999                 1,456        34,894,410.56           10.43%
  $30,000 - $39,999                   756        25,839,317.12            7.73%
  $40,000 - $49,999                   606        25,816,033.32            7.71%
  $50,000 - $59,999                   173         9,425,353.58            2.82%
  $60,000 - $69,999                   123         7,794,025.61            2.33%
  $70,000 - $79,999                   114         8,446,763.04            2.52%
  $80,000 - $89,999                   148        12,396,850.80            3.70%
  $90,000 - $99,999                   117        10,870,601.81            3.25%
  $100,000 - $109,999                  60         6,215,093.34            1.86%
  $110,000 - $119,999                  26         2,942,494.18            0.88%
  $120,000 - $129,999                  18         2,202,220.61            0.66%
  $130,000 - $139,999                  17         2,191,118.29            0.65%
  $140,000 - $149,999                  20         2,891,807.52            0.86%
  $150,000 - $159,999                  10         1,515,887.48            0.45%
  $160,000 - $169,999                  12         1,970,331.79            0.59%
  $170,000 - $179,999                   5           865,819.89            0.26%
  $180,000 - $189,999                   7         1,283,820.20            0.38%
  $190,000 - $199,999                   4           772,365.75            0.23%
  $200,000 - $249,999                  20         4,403,984.24            1.32%
  $250,000 - $299,999                  12         3,262,490.87            0.97%
  $300,000 - $349,999                  17         5,425,350.51            1.62%
  $350,000 - $399,999                   5         1,818,623.09            0.54%
  $400,000 - $449,999                   8         3,443,872.37            1.03%
  $450,000 - $499,999                  10         4,874,695.63            1.46%
  $500,000 - $549,999                   8         4,099,377.84            1.22%
  $550,000 - $599,999                   2         1,110,138.86            0.33%
  $600,000 - $649,999                   2         1,252,486.40            0.37%
  $650,000 - $699,999                   0                 0.00            0.00%
  $700,000 - $749,999                   4         2,849,443.66            0.85%
  $750,000 - $799,999                   2         1,521,909.42            0.45%
  $800,000 - $849,999                   0                 0.00            0.00%
  $850,000 - $899,999                   0                 0.00            0.00%
  $900,000 - $949,999                   1           879,164.58            0.26%
  $950,000 - $999,999                   0                 0.00            0.00%
  Over $1,000,000                       8        16,451,152.50            4.91%
                                   ------      ---------------          ------
                      Total        20,022      $334,737,334.37          100.00%
                                   ======      ===============          ======

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

                      CONTRACT RATES OF INITIAL CONTRACTS

                                                                              % of Contract Pool
                                  Number of       Aggregate Principal           by Outstanding
Contract Rate                     Contracts       Balance Outstanding          Principal Balance
--------------                    ----------      -------------------          ------------------
  0.00% - 9.00%                      146           $ 27,456,749.61                    8.20%
  9.01% - 10.00%                   1,495             73,851,810.99                   22.06%
  10.01% - 11.00%                  3,001             68,744,343.63                   20.54%
  11.01% - 12.00%                  2,284             39,908,918.56                   11.92%
  12.01% - 13.00%                  1,560             22,958,507.31                    6.86%
  13.01% - 14.00%                  2,670             32,123,695.36                    9.60%
  14.01% - 15.00%                  3,289             38,155,763.21                   11.40%
  15.01% - 16.00%                  2,122             14,002,051.56                    4.18%
  16.01% - 17.00%                  1,416              7,392,166.52                    2.21%
  Over 17.00%                      2,039             10,143,327.62                    3.03%

           Total                  20,022           $334,737,334.37                  100.00%
                                  ======           ===============                  ======

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                                              % of Contract Pool
                             Number of          Aggregate Principal             by Outstanding
Months Remaining             Contracts          Balance Outstanding            Principal Balance
-----------------            ---------          -------------------            ------------------
less than 31                   1,133             $  7,694,651.73                    2.30%
  31 - 60                     10,271              127,246,476.17                   38.01%
  61 - 90                      2,798               39,514,539.66                   11.80%
  91 - 120                     2,680               41,639,019.51                   12.44%
  121 - 150                    1,112               20,800,109.86                    6.21%
  151 - 180                    1,601               76,003,265.31                   22.71%
  181 - 210                        8                2,193,436.25                    0.66%
  211 - 240                      417               19,606,073.16                    5.86%
  241 - 270                        0                        0.00                    0.00%
  271 - 300                        2                   39,762.72                    0.01%
                              ------             ---------------                  ------
           Total              20,022             $334,737,334.37                  100.00%
                              ======             ===============                  ======

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

                                   STRUCTURE

DISTRIBUTIONS:          Distributions of principal and interest on the Notes and
                        the Certificates are made to the extent of the Amount
                        Available (as defined below) on each Distribution Date.

                        The Amount Available on each Distribution Date generally includes: (a) payments on the Contracts due and received during the preceding month, plus (b) prepayments and other unscheduled collections received during the preceding month, plus (c) all collections in respect of principal on the Consumer Loan and Home Improvement Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which the Distribution Date occurs), plus (d) any amounts deposited in respect of Contracts repurchased by Green Tree pursuant to the Sale and Servicing Agreement, plus (e) all earnings from the investment of funds in the Collection Account, plus (f) payments under the Limited Guaranty, minus (g) with respect to Distribution Dates other than January 15, 1997, all collections of principal on the Consumer Loan and Home Improvement Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

                        The rights of the Class A-1/HE and Class A-1 Notes to receive distributions on each Distribution Date will be pari passu, and the rights of each other Class of Notes will be subordinated to the rights of each Class of Notes with a lower numeric designation. The Certificates will not receive any distributions of interest until the full amount of interest and principal payable on the Notes on each Distribution Date has been paid. The Certificates will not be entitled to receive any distributions of principal until all of the Notes have been paid in full.

CLASS A-1/HE AND A-1
 INTEREST:              Interest on the outstanding Class A-1/HE and Class A-1
                        Principal Balances will accrue from December 27, 1996, or from the most recent Distribution Date, to but excluding the following Distribution Date at the applicable Class Rate (fixed for Class A-1/HE, and floating based on 1 month LIBOR subject to 10.75% cap for Class A-1) for such monthly period.

                        Any interest shortfalls will be carried forward, and will bear interest at the applicable Class Rate, to the extent legally permissible.

                        Interest on Class A-1/HE Notes will be calculated on 30/360 basis. Interest on Class A-1 will be calculated on actual/360 basis.

CLASS A-1/HE AND A-1
 PRINCIPAL:             After the payment of all interest payable on Class A-
                        1/HE and Class A-1 Notes, to the extent of funds available, Class A-1/HE Noteholders are entitled to receive an amount equal to Class A-1/HE Formula
                        Principal Distribution Amount (as defined below) for such Distribution Date plus the Unpaid Class A-1/HE
                        Principal Shortfall, if any, from prior Distribution
                        Dates, and Class A-1 Noteholders are entitled to receive an amount equal to the sum of 86.73% (approximately) of the Formula Principal Distribution Amount for such
                        Distribution Date plus the Unpaid Class A-1 Principal
                        Shortfall, if any, from Prior Distribution Dates.

                        The "Class A-1/HE Formula Principal Distribution Amount" for each Distribution Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the preceding month; (ii) the scheduled principal balance of each Home Equity Contract purchased by Green Tree during the preceding month pursuant to the Sale and Servicing Agreement; (iii) all partial principal prepayments and principal prepayments in full received during the preceding month; (iv) the scheduled principal balance of each Home Equity Contract that became liquidated during the preceding month; and (v) on any

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


                        Distribution Date which is on or after the Distribution Date on which Class A-1, A-2, A-3 and A-4 Notes have been paid in full, the Formula Principal Distribution Amount less the amount, if any, distributed to the Noteholders in payment of principal on the Class A-1, A-2, A-3 and A-4 Notes on such Distribution Date.

                        The "Formula Principal Distribution Amount" for each Distribution Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Contract during the preceding month; (ii) the scheduled principal balance of each Contract purchased by Green Tree during the preceding month pursuant to the Sale and Servicing Agreement;
                        (iii) all partial principal prepayments applied and all principal prepayments in full received during the preceding month; (iv) the scheduled principal balance of each Contract that became liquidated during the preceding month; (v) all collections in respect of principal on the Consumer Loan and Home Improvement Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which Distribution Date occurs), minus (vi) with respect to all Distribution Dates except January 15, 1997, all collections of principal on the Consumer Loan and Home Improvement Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month), minus (vii) the Class A-1/HE Formula Principal Distribution Amount.

CLASS A-2 INTEREST:     Interest on the outstanding Class A-2 Principal Balance
                        will accrue from December 27, 1996, or from the most recent Distribution Date, to but excluding the following
                        Distribution Date at the Class A-2 Rate (floating, based on 1 month LIBOR, subject to 10.75% cap) for such monthly period. Interest will be paid to the extent of funds available after payment of all interest and principal on Class A-1/HE and Class A-1 Notes.

                        Any interest shortfalls will be carried forward, and will bear interest at the Class A-2 Rate, to the extent legally permissible. Interest on Class A-2 will be calculated on actual/360 basis.

CLASS A-2 PRINCIPAL:    To the extent of funds available after payment of all
                        interest and principal on Class A-1/HE and Class A-1
                        Notes and interest on Class A-2 Notes, Class A-2
                        Noteholders will be entitled to receive the sum of 4.70%
                        (approximately) of the Formula Principal Distribution
                        Amount for such Distribution Date plus the Unpaid Class
                        A-2 Principal Shortfall, if any, from prior Distribution
                        Dates.

CLASS A-3 INTEREST:     Interest on the outstanding Class A-3 Principal Balance
                        will accrue from December 27, 1996, or from the most recent Distribution Date, to but excluding the following
                        Distribution Date at the Class A-3 Rate (floating, based on 1 month LIBOR, subject to 10.75% cap) for such monthly period. Interest will be paid to the extent of funds available after payment of all interest and principal on Class A-1/HE, Class A-1, and Class A-2
                        Notes.

                        Any interest shortfalls will be carried forward, and will bear interest at the Class A-3 Rate, to the extent legally permissible. Interest on Class A-3 will be calculated on actual/360 basis.

CLASS A-3 PRINCIPAL:    To the extent of funds available after payment of all
                        interest and principal on Class A-1/HE, Class A-1 Notes and Class A-2 Notes and interest on Class A-3 Notes,
                        Class A-3 Noteholders will be entitled to receive the sum of 4.70% (approximately) of the Formula Principal
                        Distribution Amount for such Distribution Date plus the Unpaid Class A-3 Principal Shortfall, if any, from prior
                        Distribution Dates.

CLASS A-4 INTEREST:     Interest on the outstanding Class A-4 Principal Balance
                        will accrue from December 27, 1996, or from the most recent Distribution Date, to but excluding the following

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                        Distribution Date at the Class A-4 Rate (floating, based
                        on 1 month LIBOR, subject to 10.75% cap) for such monthly period. Interest will be paid to the extent of funds available after payment of all interest and principal on Class A-1/HE, Class A-1, Class A-2 and
                        Class A-3 Notes.

                        Any interest shortfalls will be carried forward, and will bear interest at the Class A-4 Rate, to the extent legally permissible. Interest on Class A-4 will be calculated on actual/360 basis.

CLASS A-4 PRINCIPAL:    To the extent of funds available after payment of all
                        interest and principal on Class A-1/HE, Class A-1 Notes,
                        Class A-2 Notes and Class A-3 Notes and interest on
                        Class A-4 Notes, Class A-4 Noteholders will be entitled to receive the sum of 3.87% (approximately) of the Formula Principal Distribution Amount for such
                        Distribution Date plus the Unpaid Class A-4 Principal
                        Shortfall, if any, from prior Distribution Dates.

CERTIFICATE INTEREST:   Interest on the outstanding Certificate Principal
                        Balance will accrue from December 27, 1996, or from the most recent Distribution Date, to but excluding the following Distribution Date at the Pass-Through Rate.
                        Interest will be paid to the extent of funds available after payment of all interest and principal on the Notes.

                        Any interest shortfalls will be carried forward, and will bear interest at the Pass-Through Rate, to the extent legally permissible. Interest on Certificates will be calculated on 30/360 basis.

CERTIFICATE PRINCIPAL:  Commencing on the Distribution Date on which the Notes have been paid in full, principal will be payable to the Certificates in the amount of 100% of the Class A-1/HE Formula Principal Distribution Amount and the Formula Principal Distribution Amount for such Distribution Date plus the Unpaid Certificate Principal Shortfall, if any, from prior Distribution Dates.

[RESERVE ACCOUNT
 (NOTES)](OPTIONAL):    For the benefit of the Notes, Reserve Account may be
                        created with an initial deposit of $[  ] on the Closing
                        Date.

SPREAD ACCOUNT
 (NOTES): Class A-2, A-3 and A-4 Noteholders will have the benefit of a separate sub-account for each Class within the Spread Account, to cover any interest deficiencies for each Class. The Class A-2 sub-account will be funded on the Closing Date. The Class A-3 and Class A-4 sub-accounts will be funded with excess spread. If the sub-accounts are drawn upon, they will be replenished to the required levels as specified in the Sale and Servicing Agreement.

LIMITED GUARANTY
 (CERTIFICATES):        Green Tree will be obligated under the Limited Guaranty
                        to pay for any Distribution Date the amount, equal to the difference, if any, between the Certificate Formula
                        Distribution Amount (accrued and unpaid interest on the Certificates, plus 100% of the Class A-1/HE Formula
                        Principal Distribution Amount and the Formula Principal
                        Distribution Amount, if Certificates are entitled to principal payments, plus any Unpaid Certificate
                        Principal Shortfall, and plus any Certificate Principal
                        Liquidation Loss not previously paid) and the remaining
                        Amount Available in the Collection Account after distribution of all interest and principal payable on the Notes on such Distribution Date.

LOSSES ON LIQUIDATED
 CONTRACTS:             If net liquidation proceeds from a liquidated contract
                        are less than the scheduled principal balance of such liquidated contract, the deficiency will generally be absorbed by the monthly servicing and guaranty fee, then by the fee payable to the general partner of the Trust, then by the Certificateholders, and then by each Class of Notes in inverse numeric order.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch executive for another copy.

                                 PRICING SPEED
   This transaction will be priced using the following "Base Case" prepayment rates:
          Home Equity                                   13% CPR
          Home Improvement                              20% CPR
          Horse Trailers, Aircraft, Sport Vehicles,
           Keyboard Instruments, RV's                   18% CPR
          Marine                                       325% SPA
          Motorcycles                                   28% CPR
          Trucks                                         1% ABS

   CPR (Constant Prepayment Rate) represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the outstanding principal balance of the Home Equity Contracts, the Home Improvement Contracts and the Contracts related to all Products other than marine products and trucks; SPA (Standard Prepayment Assumption) represents an assumed rate of prepayment each month of the outstanding principal balance of the Contracts related to marine products; ABS (Absolute Prepayment Model) represents an assumed rate of prepayment each month relative to the original number of Contracts related to trucks.


                          AVERAGE LIFE SENSITIVITIES
        AT THE RESPECTIVE PERCENTAGES OF THE BASE CASE PREPAYMENT MODEL

  TO CALL                  80%         90%       100%       110%       120%
                           ---         ---       ----       ----       ----
  A-1/HE  Notes
    Window                1 - 92      1 - 86     1 - 81     1 - 76     1 - 71
    Avg. Life              4.81        4.44       4.12       3.82       3.55
  A-1 thru A-4 Notes
    Window                1 - 92      1 - 86     1 - 81     1 - 76     1 - 71
    Avg. Life              2.53        2.39       2.26       2.15       2.04
  Certificates
    Window               92 - 92     86 - 86    81 - 81    76 - 76    71 - 71
    Avg. Life              7.63        7.13       6.72       6.30       5.88

  TO MATURITY              80%         90%       100%       110%       120%
                           ---         ---       ----       ----       ----
  A-1/HE  Notes
    Window                1 - 107     1 - 101    1 - 95     1 - 90     1 - 85
    Avg. Life              5.04        4.66       4.33       4.03       3.76
  A-1 thru A-4 Notes
    Window                1 - 94      1 - 88     1 - 83     1 - 79     1 - 74
    Avg. Life              2.53        2.39       2.26       2.15       2.05
  Certificates
    Window              107 - 197   101 - 197   95 - 197   90 - 197   85 - 197
    Avg. Life             11.00       10.60      10.19       9.78       9.37

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cutoff Date:

                          Aggregate Principal    Wtd Avg.       Wtd Avg.        Wtd Avg.
                          Balance Outstanding  Contract Rate  Original Term  Remaining Term
                          -------------------  -------------  -------------  --------------
  Horse Trailers             $ 2,007,872.20        11.33            123           123
  Marine                       6,598,128.51        10.86            143           143
  Motorcycle                   7,089,812.66        13.81             66            66
  Trucks                      12,322,917.73        10.81             49            49
  Aircraft                     7,192,614.80         9.99            157           157
  Sport Vehicles               2,546,649.42        15.90             53            53
  Keyboard Instruments         1,187,752.63        11.84             73            73
  RV's                         6,316,917.68        10.41            146           146
                             --------------
     Total                   $45,262,665.63
                             ==============

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

   Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

   Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

   Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

   Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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